UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) June 18, 2024

Ziff Davis, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25965	47-1053457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

114 5th Avenue, 15th Floor New York, New York  10011
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 503-3500

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 18, 2024, Ziff Davis, Inc. (the “Company”) entered into a New Lender Joinder Agreement and Eighth Amendment (the “Joinder and Amendment”) to its existing credit agreement dated April 7, 2021, by and among the Company, the other loan parties party thereto, JPMorgan Chase Bank, N.A. and Citibank N.A. and the other Lenders party thereto and U.S. Bank National Association, as administrative agent and collateral agent for the Lenders (the “Agent”). The Joinder and Amendment provides for, among other things, (i) an increase in the Aggregate Revolving Loan Commitment by an aggregate principal amount of $250,000,000 and the inclusion of JPMorgan Chase Bank, N.A. and Citibank N.A. as new Lenders under the credit facility, (ii) an extension of the scheduled maturity date from April 7, 2026 to the earlier of (x) June 7, 2027 and (y) under certain limited circumstances, August 2, 2026, (iii) a reduction of the “credit spread adjustment” for SOFR-based borrowings to 0.10% across all interest period tenors, (iv) the inclusion of limited conditionality borrowing mechanics with respect to loans drawn to repay or refinance the Company’s 1.75% Convertible Senior Notes due 2026 and (v) certain other related amendments.

The foregoing description is only a summary of the material provisions of the Agreement and does not purport to be complete and is qualified in its entirety by reference to the full text of the Joinder and Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description contained under Item 1.01 above is incorporated by reference in its entirety into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1*
New Lender Joinder Agreement and Eighth Amendment to Credit Agreement, dated as of June 18, 2024, among Ziff Davis, Inc., the Lenders party thereto and U.S. Bank National Association, as administrative agent and collateral agent for the Lenders

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ziff Davis, Inc. (Registrant)

Date:	June 25, 2024	By:	/s/ Jeremy Rossen
Jeremy Rossen Executive Vice President, General Counsel and Secretary